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                                                                    EXHIBIT 23.1

         CONSENT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS




We consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated February 1, 2001 relating to the consolidated financial statements, which appears in Onyx Acceptance Corporation's Annual Report on Form 10-K for the year ended December 31, 2000.


/s/ PricewaterhouseCoopers LLP

Newport Beach, California
July 16, 2001